UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 14, 2009

BSD MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-10783	75-1590407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification)

2188 West 2200 South
Salt Lake City, Utah 84119
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code:  (801) 972-5555

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

BSD Medical Corporation issued a press release on April 14, 2009.  A copy of the press release is hereby furnished as Exhibit 99.1 attached hereto.

Item 8.01   Other Events.

BSD Medical Corporation filed a Form 8-K dated April 14, 2009 with the press release attached as Exhibit 99.1.  However, additional information was erroneously disclosed under Item 8.01, Other Events, pertaining to: (1) an FDA 510(k) Marketing Clearance Letter and (2) a Stock Purchase Agreement.  A Form 8-K was previously filed on September 11, 2008 to report these events.  The filing of this information on April 14, 2009 was an error, and BSD Medical Corporation hereby amends the Form 8-K dated April 14, 2009 filed previously to delete that information.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of BSD Medical Corporation dated April 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 14, 2009
By:	/s/ Dennis P. Gauger
Dennis P. Gauger
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of BSD Medical Corporation dated April 14, 2009